                                                                                        Exhibit 24

                                           DIRECTOR'S POWER OF ATTORNEY

                                      NATIONAL GRID GROUP plc (the "Company")

                                                  REGISTRATION OF

                                            AMERICAN DEPOSITARY SHARES

                                      OF THE COMPANY TO BE ISSUED PURSUANT TO

                                         THE NATIONAL GRID USA COMPANIES'

                                          INCENTIVE THRIFT PLAN I AND THE

                                   NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

                              PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

                                               (the "Registration")

I, STEPHEN JOHN BOX, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.     I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my
       Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary
       Shares to be issued pursuant to the National Grid USA Companies' Incentive Thrift Plan I and the National
       Grid USA Companies' Incentive Thrift Plan II ("Thrift Plans") and the prospectus circulated to participants in the Thrift Plans.

2.     I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.     I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.     This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.     I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 26 July 2002.

SIGNED as a deed                     )
by STEPHEN JOHN BOX                  )    s/Stephen J. Box
in the presence of:-                 )

Witness          s/David C. Forward
Signature

Name             David C. Forward

Address          15 Marylebone Road
                 London
                 NW1 5JD
                 England

Occupation       Assistant Company Secretary

                                           DIRECTOR'S POWER OF ATTORNEY

                                      NATIONAL GRID GROUP plc (the "Company")

                                                  REGISTRATION OF

                                            AMERICAN DEPOSITARY SHARES

                                      OF THE COMPANY TO BE ISSUED PURSUANT TO

                                         THE NATIONAL GRID USA COMPANIES'

                                          INCENTIVE THRIFT PLAN I AND THE

                                   NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

                              PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

                                               (the "Registration")

I, EDWARD ASTLE, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.     I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my
       Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary
       Shares to be issued pursuant to the National Grid USA Companies' Incentive Thrift Plan I and the National
       Grid USA Companies' Incentive Thrift Plan II ("Thrift Plans") and the prospectus circulated to participants in the Thrift Plans.

2.     I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.     I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.     This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.     I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 23 July 2002.

SIGNED as a deed                       )
by EDWARD ASTLE                        )   s/Edward Astle
in the presence of:-                   )

Witness          s/Fiona B. Smith
Signature

Name             Fiona B. Smith

Address          15 Marylebone Road
                 London
                 NW1 5JD
                 England

Occupation       Company Secretary

                                           DIRECTOR'S POWER OF ATTORNEY

                                      NATIONAL GRID GROUP plc (the "Company")

                                                  REGISTRATION OF

                                            AMERICAN DEPOSITARY SHARES

                                      OF THE COMPANY TO BE ISSUED PURSUANT TO

                                         THE NATIONAL GRID USA COMPANIES'

                                          INCENTIVE THRIFT PLAN I AND THE

                                   NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

                              PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

                                               (the "Registration")

I, WILLIAM DAVIS, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.     I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my
       Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary
       Shares to be issued pursuant to the National Grid USA Companies' Incentive Thrift Plan I and the National
       Grid USA Companies' Incentive Thrift Plan II ("Thrift Plans") and the prospectus circulated to participants in the Thrift Plans.

2.     I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.     I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.     This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.     I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 23 July 2002.

SIGNED as a deed                       )
by WILLIAM DAVIS                       )   s/William E. Davis
in the presence of:-                   )

Witness          s/Fiona B. Smith
Signature

Name             Fiona B. Smith

Address          15 Marylebone Road
                 London
                 NW1 5JD
                 England

Occupation       Company Secretary

                                           DIRECTOR'S POWER OF ATTORNEY

                                      NATIONAL GRID GROUP plc (the "Company")

                                                  REGISTRATION OF

                                            AMERICAN DEPOSITARY SHARES

                                      OF THE COMPANY TO BE ISSUED PURSUANT TO

                                         THE NATIONAL GRID USA COMPANIES'

                                          INCENTIVE THRIFT PLAN I AND THE

                                 THE NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

                              PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

                                               (the "Registration")

I, ROBERT FREDERICK WILLIAM FAIRCLOTH, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called
"my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.     I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my
       Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary
       Shares to be issued pursuant to the National Grid USA Companies' Incentive Thrift Plan I and the National
       Grid USA Companies' Incentive Thrift Plan II ("Thrift Plans") and the prospectus circulated to participants in the Thrift Plans.

2.     I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.     I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.     This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.     I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 23 July 2002.

SIGNED as a deed                         )
by ROBERT FREDERICK WILLIAM FAIRCLOTH    )  s/R.F. Faircloth
in the presence of:-                     )

Witness          s/Fiona B. Smith
Signature

Name             Fiona B. Smith

Address          15 Marylebone Road
                 London
                 NW1 5JD
                 England

Occupation       Company Secretary

                                           DIRECTOR'S POWER OF ATTORNEY

                                      NATIONAL GRID GROUP plc (the "Company")

                                                  REGISTRATION OF

                                            AMERICAN DEPOSITARY SHARES

                                      OF THE COMPANY TO BE ISSUED PURSUANT TO

                                         THE NATIONAL GRID USA COMPANIES'

                                          INCENTIVE THRIFT PLAN I AND THE

                                   NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

                              PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

                                               (the "Registration")

I, BONNIE HILL, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.     I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my
       Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary
       Shares to be issued pursuant to the National Grid USA Companies' Incentive Thrift Plan I and the National
       Grid USA Companies' Incentive Thrift Plan II ("Thrift Plans") and the prospectus circulated to participants in the Thrift Plans.

2.     I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.     I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.     This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.     I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 23 July 2002.

SIGNED as a deed                      )
by BONNIE HILL                        )   s/Bonnie Hill
in the presence of:-                  )

Witness          s/Fiona B. Smith
Signature

Name             Fiona B. Smith

Address          15 Marylebone Road
                 London
                 NW1 5JD
                 England

Occupation       Company Secretary

                                           DIRECTOR'S POWER OF ATTORNEY

                                      NATIONAL GRID GROUP plc (the "Company")

                                                  REGISTRATION OF

                                            AMERICAN DEPOSITARY SHARES

                                      OF THE COMPANY TO BE ISSUED PURSUANT TO

                                         THE NATIONAL GRID USA COMPANIES'

                                          INCENTIVE THRIFT PLAN I AND THE

                                   NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

                              PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

                                               (the "Registration")

I, JOHN ALBERT MARTIN GRANT, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney")
to be my lawful attorney in connection with the Registration on the following basis:

1.     I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my
       Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary
       Shares to be issued pursuant to the National Grid USA Companies' Incentive Thrift Plan I and the National
       Grid USA Companies' Incentive Thrift Plan II ("Thrift Plans") and the prospectus circulated to participants in the Thrift Plans.

2.     I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.     I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.     This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.     I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 23 July 2002.

SIGNED as a deed                       )
by JOHN ALBERT MARTIN GRANT            )  s/John A.M. Grant
in the presence of:-                   )

Witness          s/Fiona B. Smith
Signature

Name             Fiona B. Smith

Address          15 Marylebone Road
                 London
                 NW1 5JD
                 England

Occupation       Company Secretary

                                           DIRECTOR'S POWER OF ATTORNEY

                                      NATIONAL GRID GROUP plc (the "Company")

                                                  REGISTRATION OF

                                            AMERICAN DEPOSITARY SHARES

                                      OF THE COMPANY TO BE ISSUED PURSUANT TO

                                         THE NATIONAL GRID USA COMPANIES'

                                          INCENTIVE THRIFT PLAN I AND THE

                                   NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

                              PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

                                               (the "Registration")

I, STEVEN HOLLIDAY, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.     I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my
       Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary
       Shares to be issued pursuant to the National Grid USA Companies' Incentive Thrift Plan I and the National
       Grid USA Companies' Incentive Thrift Plan II ("Thrift Plans") and the prospectus circulated to participants in the Thrift Plans.

2.     I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.     I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.     This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.     I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 23 July 2002.

SIGNED as a deed                     )
by STEVEN HOLLIDAY                   )    s/Steven Holliday
in the presence of:-                 )

Witness          s/Fiona B. Smith
Signature

Name             Fiona B. Smith

Address          15 Marylebone Road
                 London
                 NW1 5JD
                 England

Occupation       Company Secretary

                                           DIRECTOR'S POWER OF ATTORNEY

                                      NATIONAL GRID GROUP plc (the "Company")

                                                  REGISTRATION OF

                                            AMERICAN DEPOSITARY SHARES

                                      OF THE COMPANY TO BE ISSUED PURSUANT TO

                                         THE NATIONAL GRID USA COMPANIES'

                                          INCENTIVE THRIFT PLAN I AND THE

                                   NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

                              PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

                                               (the "Registration")

I, PAUL JOSKOW, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.     I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my
       Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary
       Shares to be issued pursuant to the National Grid USA Companies' Incentive Thrift Plan I and the National
       Grid USA Companies' Incentive Thrift Plan II ("Thrift Plans") and the prospectus circulated to participants in the Thrift Plans.

2.     I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.     I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.     This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.     I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 23 July 2002.

SIGNED as a deed                        )
by PAUL JOSKOW                          )    s/Paul L. Joskow
in the presence of:-                    )

Witness          s/Fiona B. Smith
Signature

Name             Fiona B. Smith

Address          15 Marylebone Road
                 London
                 NW1 5JD
                 England

Occupation       Company Secretary

                                           DIRECTOR'S POWER OF ATTORNEY

                                      NATIONAL GRID GROUP plc (the "Company")

                                                  REGISTRATION OF

                                            AMERICAN DEPOSITARY SHARES

                                      OF THE COMPANY TO BE ISSUED PURSUANT TO

                                         THE NATIONAL GRID USA COMPANIES'

                                          INCENTIVE THRIFT PLAN I AND THE

                                   NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

                              PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

                                               (the "Registration")

I, JAMES HOOD ROSS, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.   I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the
     Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the
     Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my
     Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary
     Shares to be issued pursuant to the National Grid USA Companies' Incentive Thrift Plan I and the National
     Grid USA Companies' Incentive Thrift Plan II ("Thrift Plans") and the prospectus circulated to participants in the Thrift Plans.

2.   I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.   I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.   This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.   I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 23 July 2002.

SIGNED as a deed                     )
by JAMES HOOD ROSS                   )  s/James H. Ross
in the presence of:-                 )

Witness          s/Fiona B. Smith
Signature

Name             Fiona B. Smith

Address          15 Marylebone Road
                 London
                 NW1 5JD
                 England

Occupation       Company Secretary

                                           DIRECTOR'S POWER OF ATTORNEY

                                      NATIONAL GRID GROUP plc (the "Company")

                                                  REGISTRATION OF

                                            AMERICAN DEPOSITARY SHARES

                                      OF THE COMPANY TO BE ISSUED PURSUANT TO

                                         THE NATIONAL GRID USA COMPANIES'

                                          INCENTIVE THRIFT PLAN I AND THE

                                   NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

                              PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

                                               (the "Registration")

I, RICHARD GURDON REYNOLDS, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney")
to be my lawful attorney in connection with the Registration on the following basis:

1.     I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my
       Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary
       Shares to be issued pursuant to the National Grid USA Companies' Incentive Thrift Plan I and the National
       Grid USA Companies' Incentive Thrift Plan II ("Thrift Plans") and the prospectus circulated to participants in the Thrift Plans.

2.     I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.     I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.     This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.     I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 23 July 2002.

SIGNED as a deed                      )
by RICHARD GURDON REYNOLDS            )  s/Richard G. Reynolds
in the presence of:-                  )

Witness          s/Fiona B. Smith
Signature

Name             Fiona B. Smith

Address          15 Marylebone Road
                 London
                 NW1 5JD
                 England

Occupation       Company Secretary

                                           DIRECTOR'S POWER OF ATTORNEY

                                      NATIONAL GRID GROUP plc (the "Company")

                                                  REGISTRATION OF

                                            AMERICAN DEPOSITARY SHARES

                                      OF THE COMPANY TO BE ISSUED PURSUANT TO

                                         THE NATIONAL GRID USA COMPANIES'

                                          INCENTIVE THRIFT PLAN I AND THE

                                   NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

                              PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

                                               (the "Registration")

I, RICHARD SERGEL, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.     I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my
       Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary
       Shares to be issued pursuant to the National Grid USA Companies' Incentive Thrift Plan I and the National
       Grid USA Companies' Incentive Thrift Plan II ("Thrift Plans") and the prospectus circulated to participants in the Thrift Plans.

2.     I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.     I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.     This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.     I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 23 July 2002.

SIGNED as a deed                       )
by RICHARD SERGEL                      )  s/Richard P. Sergel
in the presence of:-                   )

Witness          s/Fiona B. Smith
Signature

Name             Fiona B. Smith

Address          15 Marylebone Road
                 London
                 NW1 5JD
                 England

Occupation       Company Secretary

                                           DIRECTOR'S POWER OF ATTORNEY

                                      NATIONAL GRID GROUP plc (the "Company")

                                                  REGISTRATION OF

                                            AMERICAN DEPOSITARY SHARES

                                      OF THE COMPANY TO BE ISSUED PURSUANT TO

                                         THE NATIONAL GRID USA COMPANIES'

                                          INCENTIVE THRIFT PLAN I AND THE

                                   NATIONAL GRID USA COMPANIES' INCENTIVE THRIFT

                              PLAN II WITH THE US SECURITIES AND EXCHANGE COMMISSION

                                               (the "Registration")

I, ROGER JOHN URWIN, BEING A DIRECTOR OF THE COMPANY HEREBY APPOINT and authorise any other director for the time being of the Company (any such director acting in such capacity being hereinafter called "my Attorney") to be my lawful attorney in connection with the Registration on the following basis:

1.     I hereby authorise my Attorney to do and perform all matters and things to be done or performed by me and to agree the form and content of and to approve, sign, execute and deliver on my behalf (as a director of the Company) any application, agreement, deed or other document whatsoever pursuant to the regulations of the Securities and Exchange Commission (the "SEC") or otherwise in connection with the Registration, as my
       Attorney may consider necessary or desirable and which shall have been approved by resolution of the directors of the Company or a duly authorised committee thereof, including without prejudice to the generality of the foregoing a registration statement on Form S-8 for registration of American Depositary
       Shares to be issued pursuant to the National Grid USA Companies' Incentive Thrift Plan I and the National
       Grid USA Companies' Incentive Thrift Plan II ("Thrift Plans") and the prospectus circulated to participants in the Thrift Plans.

2.     I hereby undertake to ratify and confirm everything which my Attorney shall do or purport to do by virtue of this power of attorney and will fully indemnify my Attorney against all losses, liabilities, costs, claims, actions, demands or expenses which he may incur or which may be made against him as a result of or in connection with anything lawfully done by virtue of this power of attorney.

3.     I hereby declare that this power of attorney shall be irrevocable for six months from the date hereof and shall at all times (both during and after the said period) be conclusively binding on me and my personal representatives in favour of third parties who have not received notice of revocation but so that the exercise by me in person from time to time of any of the powers hereby conferred shall not of itself be deemed to be a revocation.

4.     This power of attorney shall be governed by and construed in accordance with the laws of England and I submit to the nonexclusive jurisdiction of the English Courts for all purposes connected with it.

5.     I authorise a copy of this document to be delivered to the SEC and to any other person who may require it.

IN WITNESS of which this power of attorney has been executed as a deed on 23 July 2002.

SIGNED as a deed                      )
by ROGER JOHN URWIN                   )   s/R.J. Urwin
in the presence of:-                  )

Witness          s/Fiona B. Smith
Signature

Name             Fiona B. Smith

Address          15 Marylebone Road
                 London
                 NW1 5JD
                 England

Occupation       Company Secretary